UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2011

HSW International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           (b)  On November 21, 2011, Arthur F. Kingsbury, a member of the Board of Directors of HSW International, Inc. (the “Company”), notified the Board that he will not stand for re-election at the Company’s next annual meeting of stockholders due to his time commitments relating to serving on numerous other public company boards of directors.  Mr. Kingsbury’s decision not to stand for re-election was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSW International, Inc.

Date: November 28, 2011	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title : Executive Vice President & General Counsel